Ford Credit Auto Owner Trust 2002-A
  Monthly Servicing Report

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  Collection Period                                                                                                   January, 2002
  Distribution Date                                                                                                         2/15/02
  Transaction Month                                                                                                               1

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $5,999,999,848.25              367,333
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $725,000,000.00         1.820%                  October 15, 2002
   Class A-2 A Notes                                                550,000,000.00         2.390%                      May 15, 2004
   Class A-2 B Notes                                              1,550,000,000.00         1.841%                      May 15, 2004
   Class A-3 A Notes                                                325,000,000.00         3.620%                  January 15, 2006
   Class A-3 B Notes                                              1,740,000,000.00         1.861%                  January 15, 2006
   Class A-4 Notes                                                  606,480,000.00         4.360%                September 15, 2006
   Class B Notes                                                    173,570,000.00         4.790%                 November 15, 2006
   Class C Notes                                                    115,716,000.00         5.430%                  January 15, 2007
   Class D Certificates                                             115,716,000.00         6.000%                     June 15, 2008
                                                                    --------------
      Total                                                      $5,901,482,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $29,655,362.74               $18,946.15          $29,674,308.89
  Repurchased Loan Proceeds Related to Interest                          12,178.63                     0.00               12,178.63
                                                                         ---------                     ----               ---------
      Total                                                         $29,667,541.37               $18,946.15          $29,686,487.52

  Servicer Advances:
  Principal Advances                                                         $0.00               $71,403.97              $71,403.97
  Interest Advances                                                   5,011,401.79                 4,365.04            5,015,766.83
                                                                      ------------                 --------            ------------
      Total                                                          $5,011,401.79               $75,769.01           $5,087,170.80

  Principal:
  Principal Collections                                            $125,623,761.69              $507,592.33         $126,131,354.02
  Prepayments in Full                                                53,644,236.13               154,866.76           53,799,102.89
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                      4,093,254.81                     0.00            4,093,254.81
  Payahead Draws                                                              0.00                26,311.59               26,311.59
                                                                              ----                ---------               ---------
      Total                                                        $183,361,252.63              $688,770.68         $184,050,023.31

  Liquidation Proceeds                                                                                                    $8,355.44
  Recoveries from Prior Month Charge-Offs                                                                                      0.00
                                                                                                                               ----
      Total Principal Collections                                                                                   $184,058,378.75

  Principal Losses for Collection Period                                                                                $101,838.10
  Total Regular Principal Reduction                                                                                 $184,223,265.38

  Total Collections                                                                                                 $218,832,037.07

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $218,832,037.07
  Reserve Account Release                                                                                                      0.00
                                                                                                                               ----
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt                                                                                                             0.00
      Total                                                                                                         $218,832,037.07



                                                          Page 1

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  Ford Credit Auto Owner Trust 2002-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2002
  Distribution Date                                                                                                         2/15/02
  Transaction Month                                                                                                               1

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $4,999,999.87        $4,999,999.87                $0.00
   Amount per $1,000 of Original Balance               0.85                 0.85                 0.00

Net Swap Payment                               2,853,588.61

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                    $1,099,583.33        $1,099,583.33               $0.00                $0.00               $0.00
   Class A2 A Notes                   1,058,902.78         1,058,902.78                0.00                 0.00                0.00
   Class A2 B Notes                   2,378,281.25         2,378,281.25                0.00                 0.00                0.00
   Class A3 A Notes                     947,736.11           947,736.11                0.00                 0.00                0.00
   Class A3 B Notes                   2,698,812.50         2,698,812.50                0.00                 0.00                0.00
   Class A4 Notes                     2,130,092.53         2,130,092.53                0.00                 0.00                0.00
   Class B Notes                        669,739.13           669,739.13                0.00                 0.00                0.00
   Class C Notes                        506,161.07           506,161.07                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                         $11,489,308.70       $11,489,308.70               $0.00                $0.00               $0.00

  Certificateholders Interest:
   Class D Certificates                $559,294.00          $559,294.00               $0.00                $0.00                0.00
                                       -----------          -----------               -----                -----                ----
  Total Note and Cert. Interest:    $12,048,602.70       $12,048,602.70               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $198,929,845.89

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount       59,882,870.71
   Third Priority Distribution Amount       115,716,000.00
   Regular Principal Distribution Amount    549,401,129.29
                                            --------------
      Principal Distribution Amount        $725,000,000.00

  Noteholder Principal Distributions:
   Class A1 Notes                                       $198,929,845.89
   Class A2 A Notes                                                0.00
   Class A2 B Notes                                                0.00
   Class A3 A Notes                                                0.00
   Class A3 B Notes                                                0.00
   Class A4 Notes                                                  0.00
   Class B Notes                                                   0.00
   Class C Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $198,929,845.89

  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:            $198,929,845.89

  Collections Released to Servicer                                $0.00

  Total Available for Distribution         $218,832,037.07
  Total Distribution (incl. Servicing Fee) $218,832,037.07


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  Ford Credit Auto Owner Trust 2002-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2002
  Distribution Date                                                                                                         2/15/02
  Transaction Month                                                                                                               1

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------

                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $274.39                   $1.52                  $275.90
  Class A2 A Notes                                               0.00                    1.93                     1.93
  Class A2 B Notes                                               0.00                    1.53                     1.53
  Class A3 A Notes                                               0.00                    2.92                     2.92
  Class A3 B Notes                                               0.00                    1.55                     1.55
  Class A4 Notes                                                 0.00                    3.51                     3.51
  Class B Notes                                                  0.00                    3.86                     3.86
  Class C Notes                                                  0.00                    4.37                     4.37
                                                                 ----                    ----                     ----
      Total Notes                                              $34.38                   $1.99                   $36.37

  Class D Certificates                                          $0.00                   $4.83                    $4.83
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $33.71                   $2.04                   $35.75

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                       Balance        Pool Factor
  Aggregate Balance of Notes               $5,785,766,000.00       1.0000000                $5,586,836,154.11       0.9656174
  Class A1 Notes                              725,000,000.00       1.0000000                   526,070,154.11       0.7256140
  Class A2 A Notes                            550,000,000.00       1.0000000                   550,000,000.00       1.0000000
  Class A2 B Notes                          1,550,000,000.00       1.0000000                 1,550,000,000.00       1.0000000
  Class A3 A Notes                            325,000,000.00       1.0000000                   325,000,000.00       1.0000000
  Class A3 B Notes                          1,740,000,000.00       1.0000000                 1,740,000,000.00       1.0000000
  Class A4 Notes                              606,480,000.00       1.0000000                   606,480,000.00       1.0000000
  Class B Notes                               173,570,000.00       1.0000000                   173,570,000.00       1.0000000
  Class C Notes                               115,716,000.00       1.0000000                   115,716,000.00       1.0000000
  Class D Certificates                        115,716,000.00       1.0000000                   115,716,000.00       1.0000000
                                              --------------       ---------                   --------------       ---------
     Total                                 $5,901,482,000.00       1.0000000                $5,702,552,154.11       0.9662915

  Portfolio Information
  Weighted Average Coupon (WAC)                         6.92%                                           6.93%
  Weighted Average Remaining Maturity (WAM)             50.50                                           49.70
  Remaining Number of Receivables                     367,333                                         361,722
  Portfolio Receivable Balance              $5,999,999,848.25                               $5,815,776,582.87

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $28,157,766.59
  Specified Credit Enhancement Amount                                                                        $58,157,765.83
  Yield Supplement Overcollateralization Amount                                                             $205,609,453.58
  Target Level of Overcollateralization                                                                     $233,767,220.17

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $29,999,999.24
  Specified Reserve Account Balance                                                                           29,999,999.24
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             29,999,999.24
  Reserve Account Deposits Made                                                                                        0.00
  Ending Reserve Account Balance                                                                             $29,999,999.24
  Change in Reserve Account Balance                                                                                   $0.00

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  Ford Credit Auto Owner Trust 2002-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2002
  Distribution Date                                                                                                         2/15/02
  Transaction Month                                                                                                               1


  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                    $8,355.44
  Recoveries from Prior Month Charge-Offs                                                                                     $0.00
  Total Losses for Collection Period                                                                                    $110,267.44
  Charge-off Rate for Collection Period (annualized)                                                                          0.02%
  Cumulative Net Losses for all Periods                                                                                 $101,912.00


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         2,803                $43,603,719.32
  61-90 Days Delinquent                                                                            19                   $282,721.37
  91-120 Days Delinquent                                                                            0                         $0.00
  Over 120 Days Delinquent                                                                          1                    $14,576.68

  Repossesion Inventory                                                                            42                   $718,563.37


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0207%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0000%
  Current Collection Period                                                                                                 0.0055%
  Three Month Average                                                                                                       0.0000%


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  Ford Credit Auto Owner Trust 2002-A
  Monthly Servicing Report


  Collection Period                                                                                                   January, 2002
  Distribution Date                                                                                                         2/15/02
  Transaction Month                                                                                                               1

  Worksheet Information
  -------------------
  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                                   $0.00                         $0.00
  New Advances                                                                           4,971,091.38                     75,745.18
  Servicer Advance Recoveries                                                                    0.00                          0.00
                                                                                                 ----                          ----
  Ending Servicer Advances                                                              $4,971,091.38                    $75,745.18

  Current Month Interest Advances for Prepaid Loans                                        $40,310.41                        $23.83

  Payahead Account
  Beginning Payahead Account Balance                                                                                    $119,457.16
  Additional Payaheads                                                                                                   176,640.66
  Payahead Draws                                                                                                         182,867.78
                                                                                                                         ----------
  Ending Payahead Account Balance                                                                                       $113,230.04


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